UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 24, 2013 (September 24, 2013)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Caesars Growth Partners

Caesars Entertainment Corporation (“Caesars”) expects that it will announce a record date for the proposed distribution of subscription rights for Caesars Acquisition Company, as previously announced in its Current Report on Form 8-K filed on April 23, 2013, within the next 15 days. The timing of the announcement is subject to market and other conditions, and may not occur within the period as described or at all.

First Lien Notes and Second Lien Notes

On September 24, 2013, Caesars announced the intent of its wholly-owned subsidiaries, Paris Las Vegas Holding, LLC, Harrah’s Las Vegas, LLC, Flamingo Las Vegas Holding, LLC, Rio Properties, LLC, Harrah’s Laughlin, LLC, Harrah’s Atlantic City Holding, Inc., Caesars Entertainment Resort Properties, LLC and Caesars Entertainment Resort Properties Finance, Inc. (each, an “Issuer,” and collectively, the “Issuers”), to offer, through a private placement, $500 million aggregate principal amount of first-priority senior secured notes due 2020 (the “First Lien Notes”) and $1,350 million aggregate principal amount of second-priority senior secured notes due 2021 (the “Second Lien Notes” and, together with the First Lien Notes, the “Notes”). The offering is subject to market and other conditions, and may not occur as described or at all.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward Looking Statements

This Current Report on Form 8-K contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Caesars has based these forward-looking statements on its current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are necessarily estimates reflecting the best judgment of Caesars’ management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	the ability to satisfy the conditions to the closing of the strategic transaction previously announced by Caesars, including receipt of required regulatory approvals and lenders’ approvals;

•	the strategic transaction may not consummate on the terms contemplated or at all;

•	the impact of Caesars’ substantial indebtedness and the restrictions in Caesars’ debt agreements;

•	the effects of local and national economic, credit, and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the ability to realize the expense reductions from Caesars cost savings program;

•	access to available and reasonable financing on a timely basis and Caesars’ ability to refinance its indebtedness on acceptable terms;

•	the ability of Caesars’ customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

•	changes in the extensive governmental regulations to which Caesars and its stockholders are subject, and changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines, and fines of courts, regulators, and governmental bodies;

•	the ability to recoup costs of capital investments through higher revenues;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the ability to timely and cost-effectively integrate companies that Caesars acquires into its operations;

•	the effects of competition, including locations of competitors, competition for new licenses and operating and market competition;

•	the potential difficulties in employee retention and recruitment as a result of Caesars’ substantial indebtedness, the ongoing downturn in the gaming industry, or any other factor;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions and fines and taxation;

•	the effects of environmental and structural building conditions relating to Caesars’ properties or development projects;

•	access to insurance on reasonable terms for Caesars’ assets;

•	acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, including losses in revenues and damage to property, and the impact of severe weather conditions on Caesars’ ability to attract customers to certain of its facilities, such as the amount of losses and disruption to Caesars as a result of Hurricane Sandy in late October 2012; and

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans.

These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in Caesars’ filings with the SEC. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Caesars is disclosing under Item 8.01 of this Current Report on Form 8-K the foregoing information and the information attached to this Current Report on Form 8-K as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Notes offering described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $500,000,000 aggregate principal amount of first-priority senior secured notes due 2020, and $1,350,000,000 aggregate principal amount of second-priority senior secured notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: September 24, 2013	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $500,000,000 aggregate principal amount of first-priority senior secured notes due 2020, and $1,350,000,000 aggregate principal amount of second-priority senior secured notes due 2021.